UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

March 7, 2015

Date of Report (Date of earliest event reported)

SIGMATRON INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware 0-2324836-3918470

(State or other jurisdiction of(Commission(I.R.S. Employer

incorporation)File Number)Identification No.)

2201 Landmeier Road, Elk Grove Village, Illinois 60007

(Address of principal executive offices)                                           (Zip Code)

(847) 956-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.Entry into a Material Definitive Agreement.

On March 7, 2015, SigmaTron International, Inc. (the “Company”) entered into the First Amendment to Third Amended and Restated Credit Agreement (the “Amendment”) by and between the Company and Wells Fargo Bank, National Association (“Lender”), the Company’s senior lender.  A copy of the Amendment is filed herewith and the terms of the Amendment are incorporated herein by reference.  The Company and Lender first entered into that certain Credit Agreement dated January 8, 2010 (as amended, the “Credit Agreement”), which was subsequently replaced by that certain Amended and Restated Credit Agreement dated January 31, 2011 (as amended, the “First A&R Credit Agreement”) and that certain Second Amended and Restated Credit Agreement (as amended, the “Second A&R Credit Agreement” and, with the Credit Agreement and the First A&R Credit Agreement, the “Prior Agreements”).  On October 31, 2014, the Company and Lender entered into that certain Third Amended and Restated Credit Agreement (the “Agreement”), which Agreement amended and restated, superseded and replaced the Prior Agreements, and extended the term of the Company’s senior credit facility to October 31, 2017.  Capitalized terms used, but not otherwise defined, in this filing have the meanings given in the Agreement, as the same has been modified by the Amendment.

The Amendment:  (i) increases the amount of the Term A Loan from $2,500,000 to $2,850,000 (which amount was reflected on the Second Amended and Restated Promissory Note executed by the Company on December 8, 2014); (ii) temporarily increases the portion of the Company’s Borrowing Base that may be represented by Eligible Inventory from 50% to 60% from December 31, 2014, through June 30, 2015; (iii) permits the Company to count as Eligible Accounts from December 31, 2014, through June 30, 2015, any Accounts of Account Debtors owing $1,400,000 or less to the Company; (iv) provides for additional financial reporting obligations from the Company to the Lender from February 1, 2015 through July 10, 2015; and (v) provided for an amendment fee of $5,000.

The foregoing is a summary of, and should not be relied upon in lieu of a review of, the Amendment, the terms of which shall control in the event of any inconsistency between the information in the foregoing summary and the terms of the Amendment.

ITEM 9.01.Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.Description

Exhibit 10.1First Amendment to Third Amended and Restated Credit Agreement entered into as of March 7, 2015, by and between SigmaTron International, Inc., and Wells Fargo Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGMATRON INTERNATIONAL, INC.

Date:  March 12, 2015By:  /s/ Gary R. Fairhead

Name:Gary R. Fairhead

Title:President and Chief Executive Officer